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                                                                       EXHIBIT 2


                      [LETTERHEAD OF ARTHUR ANDERSEN LLP]


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports dated February 26, 1997, included in this Form 11-K, into the previously filed Registration Statement File No. 33-50601.


                                               ARTHUR ANDERSEN LLP

San Francisco, California
March 7, 1997